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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         MARCH 21, 2002 (MARCH 20, 2002)

                              WINSTON HOTELS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       NORTH CAROLINA                    0-23732               56-1872141
       --------------                    -------               ----------
(STATE OR OTHER JURISDICTION           (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


     2626 GLENWOOD AVENUE, SUITE 200
         RALEIGH, NORTH CAROLINA                                 27612
----------------------------------------                       ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (919) 510-6017

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

                               PAGE 1 OF 4 PAGES.
                        EXHIBIT INDEX APPEARS ON PAGE 4.


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ITEM 5.  OTHER EVENTS

On March 20, 2002, Winston Hotels, Inc. announced the public offering by the company of 2,750,000 shares of its common stock, par value $.01 per share. On March 20, 2002, the company issued a press release with respect to the offering. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         1.1 Underwriting Agreement, dated March 19, 2002, among Raymond James & Associates, Inc., BB&T Capital Markets, a Division of Scott & Stringfellow, Inc., Winston Hotels, Inc. and WINN Limited Partnership.

         99.1 News release dated March 20, 2002 announcing the Registrant's offering of 2,750,000 shares of common stock.


                                       2


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  WINSTON HOTELS, INC.

Date:    March 21, 2002           /s/ Joseph V. Green
                                  -------------------------------------------
                                  Name:    Joseph V. Green
                                  Title:   Executive Vice President and Chief
                                           Financial Officer


                                       3


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                                  EXHIBIT INDEX

1.1 Underwriting Agreement, dated March 19, 2002, among Raymond James & Associates, Inc., BB&T Capital Markets, a Division of Scott & Stringfellow, Inc., Winston Hotels, Inc. and WINN Limited Partnership.

99.1 News release dated March 20, 2002 announcing the Registrant's offering of 2,750,000 shares of common stock.


                                       4